Shareholder loans	12 Months Ended
Dec. 31, 2021
Designated Loans Or Receivables At Fair Value Through Profit Or Loss [Abstract]
Shareholder loans

27. Shareholder loans

During 2020, the Group received a shareholder loan of $87.8 million. The loan was received between January to April 2020. The loan had a nominal interest rate of 15%. The effective interest rate at the dates of receiving the loan was 10% and the difference between the nominal interest rate and the effective interest rate was recognized in equity as a transaction with shareholders at a value of $3.7 million. The loan was originally issued partly in SEK and partly in EUR. At the end of May 2020, the loan was renegotiated, which resulted in half of the EUR amount being converted to USD. The effective interest rate for the USD amount at the time of renegotiation was 8% and the renegotiation resulted in a loss of $0.3 million when derecognizing the EUR part converted to USD. The cost was recognized as a finance cost.

In April 2021, the Company and the majority shareholders extended the final repayment date of the Subordinated Bridge Facilities from April 1, 2021 to the earlier of (a) the date of settlement in respect of the initial public offering of shares (or related instruments) in Oatly Group AB in the U.S. and (b) August 17, 2021. In May 2021, $10.9 million was repaid in cash, and the remainder was converted into 6,124,004 ordinary shares at a price equal to the public price in the initial public offering.